--------------------------------------------------------------------------------
Nuveen Value Funds
--------------------------------------------------------------------------------
                       Annual Report dated March 31, 2003
                    ------------------------------------------------------------


For investors seeking long-term capital appreciation.

                              [Photo Appears Here]

Nuveen NWQ Multi-Cap Value Fund



                                                                  NUVEEN
                                                                     Investments

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


Dear Shareholder,

[Photo of Timothy R. Schwertfeger Appears Here]

"I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the Internet."

On behalf of everyone at Nuveen Investments, I'd like to welcome you to the first shareholder report of the Nuveen NWQ Multi-Cap Value Fund, the new name for what had been the PBHG Special Equity Fund.

As will be explained in more detail later in this report, the investment objectives, portfolio manager and investment strategies of your Fund have not changed. The new name reflects the recent Nuveen Investments purchase of NWQ Investment Management Company, LLC, which has served as your Fund's portfolio manager since the Funds inception in 1997.

As we welcome all of you as members of the Nuveen Investments family, I think it is important for you to understand the importance we place on developing and maintaining a well-balanced portfolio. This is especially true during times of slow economic growth and weak corporate earnings, as was the case during much of the period covered by this report.

In this environment, your Fund, along with its mutual fund peers and equity market benchmarks, reported disappointing returns for the period ended March 31, 2003. These results are discussed in more detail in the Portfolio Manager's Comments that follow. I urge you to take the time to read them.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the Internet.

For more than 100 years, Nuveen has specialized in offering quality investments to those seeking to accumulate and preserve wealth. Our commitment to careful research, continual surveillance and judicious trading by an experienced portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

/s/ Tim Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

May 15, 2003





                             Annual Report | Page 1

--------------------------------------------------------------------------------
Nuveen NWQ Multi-Cap Value Fund

Portfolio Manager's Comments

Effective after the close of business on December 6, 2002, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Nuveen NWQ Multi-Cap Value Fund commenced operations on Monday, December 9, 2002.

Despite the change in name, the Fund utilizes the same portfolio manager and investment strategy that was employed previously. The Fund continues to be subadvised by NWQ Investment Management Company, LLC (NWQ), a wholly-owned subsidiary of Nuveen Investments, Inc. Recently we spoke with Jon Bosse, Chief Investment Officer of NWQ and the Fund's portfolio manager, about economic conditions and the Fund's performance during the period ending March 31, 2003.
--------------------------------------------------------------------------------

Q. What kind of market environment did the Fund encounter during this reporting period?

A. Although the U.S. economy showed modest, but definite, signs of a recovery from its 2001 recessionary levels, stocks continued to languish for much of the period as investors confronted corporate accounting fraud, disappointing corporate earnings, increased geopolitical concerns, and the ongoing threat of terrorism. A strong equity rally in early March, just prior to the conflict in Iraq, helped to narrow the losses for the year ended March 31, 2003. However, most stock indices still reported double-digit declines for the twelve-month period.

The sharp decline in stock prices began last June as revelations of accounting irregularities and corporate governance abuses at several companies unfolded, causing investors to move from equities to investments perceived to be safer. In fact, the market's double-digit decline from April through September 2002 is one of the worst performance periods for the S&P 500 in nearly 60 years.

Q. In this environment, how did the Fund perform?

A. While the Fund did outperform its benchmark and peer group for the twelve months ended March 31, 2003, this was not a comforting accomplishment in an environment where we have lost money for our investors. Despite an extremely difficult environment for stocks in the past year, we are very disappointed with our results, as downside protection has always been a primary concern of our investment process. A number of our holdings suffered material declines, particularly in our cyclical, insurance, and telecommunications stocks. On the positive side, our mortgage stocks performed well, as did several opportunistic purchases in the technology sector. The Fund's results, as well as the performance of the Fund's benchmarks, are available in the accompanying table on page 3.

Q. What was your strategy in managing the Fund during the annual reporting period?

A. We have employed a consistent investment strategy before and during this difficult market


--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report | Page 2

Class A Shares - One-Year Total Returns on NAV as of 3/31/03
------------------------------------------------------------
Nuveen NWQ Multi-Cap Value Fund/1/                 -16.84%
Russell 3000 Value Index/2/                        -22.79%
S&P 500 Index/3/                                   -24.76%
Lipper Multi-Cap Value Index/4/                    -28.44%
------------------------------------------------------------
environment. We employ an opportunistic approach to investing, utilizing a bottom-up strategy that focuses on identifying attractively valued companies which possess favorable risk/ reward characteristics and emerging catalysts that we believe will unlock value or improve profitability. These catalysts include management changes, restructuring efforts, recognition of undervalued assets, or a turn in the underlying fundamentals. We also focus on downside protection, and pay a great deal of attention to a company's balance sheet and cash flow statement, not just its income statement. We believe cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based solely on earnings.

Q. Given recent market conditions, how did you apply this management strategy?
A. Increased volatility in this market environment provided us the opportunity to take advantage of investor overreactions created by fear, greed, and panic. As mentioned earlier, we made several purchases in the technology sector where we had identified a number of companies that met our investment criteria. These companies were industry leaders, had tremendous balance sheets, reasonable fundamentals,and were selling at what we considered to be depressed valuations. In several instances, companies were trading at discounts to their net cash in the bank.

Q. What were some of the stocks that most helped the Fund's performance?
A. The Fund's strong comparative performance in the last six months of the reporting period can be attributed in large part to the opportunistic purchases we made within the past year in the technology sector. For example, we initially purchased Amdocs Ltd. after the stock had declined precipitously from its highs due to concerns of declining sales growth for wireless phones. Amdocs provides billing services for wireless telecommunications companies. Amdocs had a dominant market position, sound financial position, and a royalty business model whereby it was showing strong earnings and positive cash flow even at depressed levels of activity. Our other opportunistic purchases in the technology sector include Agere Systems, Comverse Technology, GlobespanVirata, and SonicWALL.

Outside of the technology sector, other contributors to the Fund's relatively strong performance, especially over the last six months of the reporting period, included our investment in Aetna, which appreciated as the company's continued restructuring efforts and lower medical cost trends helped achieve higher profitability levels. Liberty Media gained from depressed levels after the company indicated
--------------------------------------------------------------------------------
 1 Performance figures are for Class A shares at net asset value as of March 31, 2003. Class A share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in expenses, which are primarily differences in service fees. Current performance may be more or less than the performance shown.

 2 The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

 3 The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

 4 The Lipper Multi-Cap Value Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Fund category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

                             Annual Report | Page 3
that it will seek to monetize some of its non-core assets. ConocoPhillips, the nations third-largest oil and gas company, gained due to a strong global oil-refining environment, and our position in Ocean Energy received an all-stock take-out offer from Devon Energy. We subsequently eliminated our position in Ocean Energy. Finally, Countrywide Financial was our best performing mortgage stock as the company continued to deliver consistent production growth and expanded its servicing portfolio. Our other mortgage holdings include Fannie Mae, Indymac Bancorp, MGIC Investment Corp., and Radian Group.

Q. Which of your investments hurt overall performance during the period?

A. Our holdings of Altria Group (formerly Phillip Morris) and Loews Corp declined after a state judge in Illinois ruled against Phillip Morris USA, an Altria subsidiary, for deceptive advertising of light cigarettes. In the unusual suit, which included no health-related claims, the judge awarded $12 billion in total damages and required Phillip Morris USA to post a multi-billion dollar bond pending its appeal of the verdict. After the close of the reporting period, the company negotiated an attractive interim solution to the bonding requirement in early April that helped lift the stock off its recent lows. As of March 31, 2003, Altria was trading at less than our estimate of the value of its Kraft subsidiary and international tobacco business. Other weak performers during the period include supermarket chain Albertson's, which declined due to a weak retail environment, and several of our property casualty insurance stocks due to ongoing asbestos and capital funding pressures. FelCor Lodging Trust, a hotel REIT, was weak as the travel and lodging industry continues to endure a challenging business environment due to the depressed economy and war concerns. Finally, AmeriCredit declined as deteriorating credit quality metrics and cash flow constraints have forced the company to reduce new origination volumes. AmeriCredit, a leading provider of sub-prime auto loans, has substantial equity capital due to a large September 2002 financing which provided the company with adequate liquidity to weather this difficult environment.

Q. What do you see ahead for the markets and the Fund?

A. We continue to see signs of economic improvement, although the likely pace of economic growth is hard to assess. Over the longer-term, we are optimistic about the future of the economy and the prospects for equity price appreciation.

We are not market timers. Rather than focus on what we cannot control (interest rates, inflation, economic growth), we concentrate our efforts on identifying compelling investment opportunities which possess attractive valuation, favorable risk/reward and downside protection characteristics, and catalysts to improve profitability or recognize value. We employ a highly disciplined and seasoned team of analysts, a number of whom have primary work experience in the industries they cover. Although the recent rally in stocks has broadly made valuations less attractive, we continue to see many pockets of opportunity.

We believe that this strategy and process will pay off for our investors over time.

                             Annual Report | Page 4

Fund Spotlight as of 3/31/03                     Nuveen NWQ Multi-Cap Value Fund
================================================================================
Quick Facts
               A Shares    B Shares    C Shares   R Shares
------------------------------------------------------------
NAV               $ 11.54     $ 11.58     $ 11.58    $ 11.51
------------------------------------------------------------
Inception
Date             12/09/02    12/09/02    12/09/02   11/04/97
------------------------------------------------------------

Average Annual Total Returns
as of 3/31/03/1/
A Shares                NAV        Offer
-----------------------------------------
1-Year                -16.84%     -21.62%
-----------------------------------------
5-Year                  3.55        2.34
-----------------------------------------
Since Inception         5.67        4.52
-----------------------------------------

B Shares              w/o CDSC     w/CDSC
------------------------------------------
1-Year                -17.40%     -20.71%
------------------------------------------
5-Year                  2.80        2.62
------------------------------------------
Since Inception         4.90        4.75
------------------------------------------

C Shares                  NAV
-------------------------------
1-Year                  -17.40%
-------------------------------
5-Year                   2.80
-------------------------------
Since Inception          4.90
-------------------------------

R Shares                  NAV
-------------------------------
1-Year                  -16.52%
-------------------------------
5-Year                   3.84
-------------------------------
Since Inception          5.97
-------------------------------

Portfolio Statistics
Fund Net Assets ($000)                    $ 22,111
--------------------------------------------------
Number of Stocks                                44
--------------------------------------------------
Average Market Capitalization (stocks) $13 billion
--------------------------------------------------
Beta/3/                                       0.85
--------------------------------------------------
Expense Ratio/4/                              1.75
--------------------------------------------------

Equity Diversification/2/
Financials                              33.64%
----------------------------------------------
Information Technology                  20.16
----------------------------------------------
Energy                                  11.52
----------------------------------------------
Materials                                7.11
----------------------------------------------
Telecommunication Services               5.60
----------------------------------------------
Consumer Discretionary                   5.53
----------------------------------------------
Healthcare                               4.40
----------------------------------------------
Industrials                              3.59
----------------------------------------------
Consumer Staples                         3.20
----------------------------------------------
Utilities                                1.34
----------------------------------------------

Portfolio Allocation

[PIE CHART APPPEARS HERE]

Common Stocks                   94.95%
Short-Term Investments           3.90
Convertible Bonds                1.15

Top Five Stock Holdings/2/
Computer Associates International, Inc.                    4.47%
----------------------------------------------------------------
IndyMac Bancorp, Inc.                                      4.40
----------------------------------------------------------------
Liberty Media Corporation                                  4.18
----------------------------------------------------------------
ConocoPhillips                                             3.92
----------------------------------------------------------------
Countrywide Financial Corporation                          3.72
----------------------------------------------------------------

Nuveen NWQ Multi-Cap Value Fund
Growth of an Assumed $10,000 Investment*

[MOUNTAIN CHART APPEARS HERE]

                 NWQ               NWQ          Lipper Multi-Cap        Russell 3000            S&P
            Offer $12,697      NAV $13,472     Value Index $10,321      Value $10,815      500 $10,011
Nov 97        $ 9,425            $10,000             $ 1,000               $10,000           $10,000
Jun 98        $10,557.86         $11,201.97          $11,420.57            $11,940.04        $12,528.26
Jun 99        $12,165.66         $12,907.86          $12,517.09            $13,657.36        $15,378.23
Jun 00        $11,566.08         $12,271.70          $11,685.74            $12,510.53        $16,495.93
Jun 01        $14,181.16         $15,046.33          $13,454.49            $13,965.03        $14,050.49
Jun 02        $14,332.63         $15,207.04          $11,988.96            $12,882.75        $11,523.69
Jun 03        $12,697            $13,472             $10,321               $10,815           $10,011

The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

/*/ The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Fund (at NAV) compared with the corresponding indexes. Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Fund returns depicted in the chart (at offer) reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown. The Lipper Multi-Cap Value Fund Index represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Fund category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 3000 Value Index is a market-capitalization-weighted index of those firms in the Russell 3000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. Index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. It is not possible to invest directly in any index.
--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

 1 Class R total returns are actual and reflect the performance of the predecessor funds. The returns for Class A, B and C shares are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns do not reflect the effects of any income or capital gains taxes.

 2 As a percentage of total holdings as of 3/31/03. Holdings are subject to change.

 3 Beta is based on comparison with the S&P 500. See the inside back cover for more information on beta.

 4 Class A shares after credit/reimbursement.


                             Annual Report | Page 5

Portfolio of Investments
NUVEEN NWQ MULTI-CAP VALUE FUND
March 31, 2003

                                                                         Market
 Shares Description                                                       Value
-------------------------------------------------------------------------------
        COMMON STOCKS - 93.0%

        Consumer Discretionary - 5.4%

 93,032 Liberty Media Corporation - Class A #                   $       905,201

 35,000 Toys "R" Us, Inc. #                                             292,950
-------------------------------------------------------------------------------
        Consumer Staples - 3.1%

 12,000 Albertson's, Inc.                                               226,200

 15,600 Altria Group, Inc.                                              467,376
-------------------------------------------------------------------------------
        Energy - 11.3%

 15,840 ConocoPhillips                                                  849,024

 17,000 Kerr-McGee Corporation                                          690,370

 15,900 Noble Energy, Inc.                                              545,211

 20,000 Transocean Inc. #                                               409,000
-------------------------------------------------------------------------------
        Financials - 33.0%

122,200 AmeriCredit Corp. #                                             403,260

 33,000 Aon Corporation                                                 682,440

  7,267 Bank of America Corporation                                     485,726

 25,000 CIT Group Inc.                                                  421,500

 14,000 Countrywide Financial Corporation                               805,000

  7,500 Fannie Mae                                                      490,125

 39,400 FelCor Lodging Trust Inc.                                       245,462

 18,600 FleetBoston Financial Corporation                               444,168

 28,470 Friedman, Billings, Ramsey Group, Inc. - Class A                257,654

 16,000 The Hartford Financial Services Group, Inc.                     564,640

 49,000 IndyMac Bancorp, Inc.                                           953,050

 11,600 Loews Corporation                                               462,144

 11,000 MGIC Investment Corporation                                     431,970

 35,000 PMA Capital Corporation - Class A                               236,950

 12,000 Radian Group Inc.                                               400,560
-------------------------------------------------------------------------------
        Healthcare - 4.3%

 10,000 Aetna Inc.                                                      493,000

 11,100 HCA Inc.                                                        459,096
-------------------------------------------------------------------------------
        Industrials - 3.5%

  5,100 Ingersoll-Rand Company - Class A                                196,809

 20,500 Raytheon Company                                                581,585
-------------------------------------------------------------------------------
        Information Technology - 18.6%

210,000 Agere Systems Inc. - Class A #                                  336,000

280,000 Agere Systems Inc. - Class B #                                  420,000

 31,400 Agilent Technologies, Inc. #                                    412,910

 40,000 Amdocs Limited #                                                531,200

 70,800 Computer Associates International, Inc.                         967,128

 47,200 Comverse Technology, Inc. #                                     533,832

 61,000 GlobespanVirata, Inc. #                                         274,500

 65,600 Maxtor Corporation #                                            369,328

 75,400 SonicWALL, Inc. #                                               271,440

----
8

                                                                         Market
      Shares Description                                                  Value
-------------------------------------------------------------------------------
             Materials - 7.0%

      38,000 Barrick Gold Corporation                           $       591,280

       9,700 Companhia Vale do Rio Doce (CVRD) ADR                      261,415

      19,400 Packaging Corporation of America #                         349,394

       6,000 Praxair, Inc.                                              338,100
-------------------------------------------------------------------------------
             Telecommunication Services - 5.5%

      11,500 ALLTEL Corporation                                         514,740

      33,300 Sprint Corporation                                         391,275

       7,500 Telephone and Data Systems, Inc.                           306,825
-------------------------------------------------------------------------------
             Utilities - 1.3%

       7,500 DTE Energy Company                                         289,875
-------------------------------------------------------------------------------
             Total Common Stocks (cost $23,212,811)                  20,559,713
             -----------------------------------------------------------------

   Principal                                                             Market
Amount (000) Description                                                  Value
-------------------------------------------------------------------------------
             CONVERTIBLE BONDS - 1.1%

             Information Technology - 1.1%
     $   280 Agere Systems Inc., Convertible Subordinate                249,200
              Notes, 6.500%, 12/15/09
-------------------------------------------------------------------------------
------------
             Total Convertible Bonds (cost $280,000)                    249,200
             -----------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 3.8%

     $   844 State Street Bank Repurchase Agreement, 1.100%,
------------  dated 3/31/03, due 4/01/03, repurchase price
              $844,026, collateralized by U.S. Treasury Bonds           844,000


             -----------------------------------------------------------------
             Total Short-Term Investments (cost $844,000)               844,000

             -----------------------------------------------------------------
             Total Investments (cost $24,336,811) - 97.9%            21,652,913

             -----------------------------------------------------------------
             Other Assets Less Liabilities - 2.1%                       458,335

             -----------------------------------------------------------------
             Net Assets - 100%                                  $    22,111,248

             -----------------------------------------------------------------

           #  Non-income producing.



                                See accompanying notes to financial statements.


----
7

Statement of Assets and Liabilities
NUVEEN NWQ MULTI-CAP VALUE FUND
March 31, 2003

     --------------------------------------------------------- -----------
     Assets
     Investment securities, at market value (cost $24,336,811) $21,652,913
     Cash                                                              472
     Receivables:
       Dividends and interest                                       45,412
       Fund manager                                                  5,243
       Shares sold                                                 382,138
     Other assets                                                   44,744
     --------------------------------------------------------- -----------
         Total assets                                           22,130,922
     --------------------------------------------------------- -----------
     Liabilities
     Accrued expenses                                               19,674
     --------------------------------------------------------- -----------
         Total liabilities                                          19,674
     --------------------------------------------------------- -----------
     Net assets                                                $22,111,248
     --------------------------------------------------------- -----------
     Class A Shares
     Net assets                                                $   294,473
     Shares outstanding                                             25,513
     Net asset value and redemption price per share            $     11.54
     Offering price per share (net asset value per share plus
      maximum sales charge of 5.75% of offering price)         $     12.24
     --------------------------------------------------------- -----------
     Class B Shares
     Net assets                                                $    19,720
     Shares outstanding                                              1,703
     Net asset value, offering and redemption price per share  $     11.58
     --------------------------------------------------------- -----------
     Class C Shares
     Net assets                                                $     1,865
     Shares outstanding                                                161
     Net asset value, offering and redemption price per share  $     11.58
     --------------------------------------------------------- -----------
     Class R Shares
     Net assets                                                $21,795,190
     Shares outstanding                                          1,894,122
     Net asset value, offering and redemption price per share  $     11.51
     --------------------------------------------------------- -----------

     Net Assets Consist of:
     --------------------------------------------------------- -----------
     Capital paid-in                                           $24,630,848
     Undistributed net investment income                            27,656
     Accumulated net realized gain from investments                136,642
     Net unrealized appreciation (depreciation) of investments  (2,683,898)
     --------------------------------------------------------- -----------
     Net assets                                                $22,111,248
     --------------------------------------------------------- -----------

                                See accompanying notes to financial statements.

----
8

Statement of Operations
NUVEEN NWQ MULTI-CAP VALUE FUND
Year Ended March 31, 2003*

-------------------------------------------------------------------- -----------
Investment Income
Dividends                                                            $   439,207
Interest                                                                  25,689
---------------------------------------------------------------------------------
Total investment income                                                  464,896
---------------------------------------------------------------------------------
Expenses
Management fees                                                          223,605
12b-1 service fees - Class A                                                 267
12b-1 distribution and service fees - Class B                                 15
12b-1 distribution and service fees - Class C                                  5
Shareholders' servicing agent fees and expenses                           38,653
Custodian's fees and expenses                                             10,797
Trustees' fees and expenses                                                1,437
Professional fees                                                         19,457
Shareholders' reports - printing and mailing expenses                     13,647
Federal and state registration fees                                       41,420
Other expenses                                                            28,515
---------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement     377,818
  Custodian fee credit                                                       (71)
  Expense reimbursement                                                  (58,034)
---------------------------------------------------------------------------------
Net expenses                                                             319,713
---------------------------------------------------------------------------------
Net investment income                                                    145,183
---------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions                           304,040
Net change in unrealized appreciation or depreciation of investments  (5,274,898)
---------------------------------------------------------------------------------
Net gain (loss) from investments                                      (4,970,858)
---------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                $(4,825,675)
---------------------------------------------------------------------------------

* Information represents the operations of the PBHG Special Equity Fund prior to the Reorganization and the operations of the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.


                                See accompanying notes to financial statements.

----
9

Statement of Changes in Net Assets
NUVEEN NWQ MULTI-CAP VALUE FUND

                                                                For the Period
                                                                      11/01/01
                                                     Year Ended        through     Year Ended
                                                       3/31/03*      3/31/02**    10/31/01***
-------------------------------------------------  -----------  --------------  ------------
Operations
Net investment income                              $   145,183     $    76,255  $    195,993
Net realized gain (loss) from investments              304,040        (162,163)    5,544,021
Net change in unrealized appreciation or
 depreciation of investments                        (5,274,898)      3,795,008    (5,123,564)
-------------------------------------------------  -----------  --------------  ------------
Net increase (decrease) in net assets from
 operations                                         (4,825,675)      3,709,100       616,450
-------------------------------------------------  -----------  --------------  ------------
Distributions to Shareholders
From net investment income:
 Class A                                                    (4)             --            --
 Class B                                                    --              --            --
 Class C                                                    --              --            --
 Class R                                              (210,892)        (87,948)     (174,593)
From accumulated net realized gains from
 investments:
 Class A                                                    --              --            --
 Class B                                                    --              --            --
 Class C                                                    --              --            --
 Class R                                                    --              --    (4,885,084)
-------------------------------------------------  -----------  --------------  ------------
Decrease in net assets from distributions to
 shareholders                                         (210,896)        (87,948)   (5,059,677)
-------------------------------------------------  -----------  --------------  ------------
Fund Share Transactions
Net proceeds from sale of shares                    10,856,508       6,476,191    13,322,437
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                  209,644          85,446     5,020,199
-------------------------------------------------  -----------  --------------  ------------
                                                    11,066,152       6,561,637    18,342,636
Cost of shares redeemed                             (9,423,469)     (2,617,779)  (30,242,303)
-------------------------------------------------  -----------  --------------  ------------
Net increase (decrease) in net assets from Fund
 share transactions                                  1,642,683       3,943,858   (11,899,667)
-------------------------------------------------  -----------  --------------  ------------
Net increase (decrease) in net assets               (3,393,888)      7,565,010   (16,342,894)
Net assets at the beginning of year                 25,505,136      17,940,126    34,283,020
-------------------------------------------------  -----------  --------------  ------------
Net assets at the end of year                      $22,111,248     $25,505,136  $ 17,940,126
-------------------------------------------------  -----------  --------------  ------------
Undistributed net investment income at the end of
 year                                              $    27,656     $    93,043  $     25,735
-------------------------------------------------  -----------  --------------  ------------

* Information represents the changes in net assets of the PBHG Special Equity Fund prior to the Reorganization and the changes in net assets of the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
** Information represents the changes in net assets of the PBHG Special Equity
   Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
*** Information represents the changes in net assets of the NWQ Special Equity
    Portfolio (a series of the UAM Funds, Inc.).



                                See accompanying notes to financial statements.

----
10

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen NWQ Multi-Cap Value Fund ("Multi-Cap Value"), among others. The Trust was organized as a Massachusetts business trust in 1996.

Multi-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

After the close of business on December 6, 2002, Multi-Cap Value acquired all of the net assets of the PBHG Special Equity Fund ("PBHG Fund") pursuant to a Plan of Reorganization ("Reorganization") previously approved by the shareholders of the PBHG Fund. The acquisition was accomplished by a one for one tax-free exchange of Class R Shares of Multi-Cap Value for the 1,915,116 outstanding shares of the PBHG Fund on December 6, 2002. The PBHG Fund's net assets of $22,711,952 at that date, including $1,704,328 of net unrealized depreciation, were combined with Multi-Cap Value's net assets of $4,000 ($1,000 of each Class A, B, C and R shares). The aggregate net assets of Multi-Cap Value immediately following the acquisition were $22,715,952. Multi-Cap Value commenced operations on December 9, 2002. For accounting purposes, Multi-Cap Value retained the performance history of the PBHG Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.). As part of the Reorganization, and as previously approved by the Board of Trustees, Multi-Cap Value changed its fiscal year-end from March 31 to June 30 upon completion of the March 31, 2003 fiscal year-end.

The following is a summary of significant accounting policies followed by Multi-Cap Value in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. Effective April 14, 2003, Multi-Cap Value began pricing securities traded on Nasdaq at the Nasdaq Official Closing Price. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
Multi-Cap Value intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. Net realized capital gains and ordinary income distributions made by the fund are subject to federal taxation.

Flexible Sales Charge Program
Effective upon the reorganization, Multi-Cap Value began offering Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a ..75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of


----
11
purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
Multi-Cap Value may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the year ended March 31, 2003.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is Multi-Cap Value's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the fund may be delayed or limited.

Expense Allocation
Expenses of Multi-Cap Value that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Effective upon the Reorganization, Multi-Cap Value entered into an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in fund shares were as follows:

                                                                                For the Period
                                                           Year Ended              11/01/01               Year Ended
                                                            3/31/03*          through 3/31/02**           10/31/01***
                                                     ---------------------  ---------------------  ------------------------
                                                        Shares       Amount    Shares       Amount      Shares        Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              54,681  $   658,284        --  $        --          --  $         --
  Class B                                               1,703       20,270        --           --          --            --
  Class C                                                 161        1,993        --           --          --            --
  Class R                                             791,727   10,175,961   495,851    6,476,191   1,006,130    13,322,437
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                                  --           --        --           --          --            --
  Class B                                                  --           --        --           --          --            --
  Class C                                                  --           --        --           --          --            --
  Class R                                              17,874      209,644     6,753       85,446     411,447     5,020,199
----------------------------------------------------------------------------------------------------------------------------
                                                      866,146   11,066,152   502,604    6,561,637   1,417,577    18,342,636
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (29,168)    (333,415)      N/A          N/A          --            --
  Class B                                                  --           --       N/A          N/A          --            --
  Class C                                                  --           --       N/A          N/A          --            --
  Class R                                            (747,605)  (9,090,054) (201,039)  (2,617,779) (2,531,829)  (30,242,303)
----------------------------------------------------------------------------------------------------------------------------
                                                     (776,773)  (9,423,469) (201,039)  (2,617,779) (2,531,829)  (30,242,303)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                89,373  $ 1,642,683   301,565  $ 3,943,858  (1,114,252) $(11,899,667)
----------------------------------------------------------------------------------------------------------------------------

* Information represents the share transactions of the PBHG Special Equity Fund prior to the Reorganization and the share transactions of the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
** Information represents the share transactions of the PBHG Special Equity
   Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
*** Information represents the share transactions of the NWQ Special Equity
    Portfolio (a series of the UAM Funds, Inc.).


----
12

3. Securities Transactions

Purchases and sales of investment securities (excluding short-term investments) represent the securities transactions of the PBHG Fund prior to the Reorganization and the securities transactions of Multi-Cap Value subsequent to the Reorganization. Purchases and sales for the fiscal year ended March 31, 2003, were as follows:

--------------------------------------------------------------------------------

 Purchases:
  Investment securities                                                   $14,132,460
 Sales and maturities:
  Investment securities                                                    11,890,328
 ------------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on security transactions.

At March 31, 2003, the cost of investments were as follows:

--------------------------------------------------------------------------------

            Cost of investments                                $24,383,236
            --------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2003, were as follows:

--------------------------------------------------------------------------------

Gross unrealized:
  Appreciation                                                                          $ 1,352,741
  Depreciation                                                                           (4,083,064)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                               $(2,730,323)
----------------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at March 31, 2003, were as follows:

--------------------------------------------------------------------------------

   Undistributed net ordinary income*                                      $725,329
   Undistributed net long-term capital gains                                     --
   --------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended March 31, 2003 and March 31, 2002, was designated for purposes of the dividends paid deduction as follows:

 2003
 ---------------------------------------------------------------------------------
 Distributions from net ordinary income*                                  $210,896
 Distributions from net long-term capital gains                                 --
 ---------------------------------------------------------------------------------

 2002
 ---------------------------------------------------------------------------------
 Distributions from net ordinary income*                                   $79,404
 Distributions from net long-term capital gains                                 --
 Return of capital                                                           8,543
 ---------------------------------------------------------------------------------

* Net ordinary income includes net short-term capital gains, if any.

Multi-Cap Value has elected to defer net realized losses from investments transactions incurred from November 1, 2002 through March 31, 2003 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:


                                   ----------
                                     $514,598
                                   ----------


5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), Multi-Cap Value pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the fund as follows:

                -----------------------------------------------
                For the first $125 million               .8500%
                For the next $125 million                .8375
                For the next $250 million                .8250
                For the next $500 million                .8125
                For the next $1 billion                  .8000
                For net assets over $2 billion           .7750
                -----------------------------------------------


----
13

Prior to the Reorganization, the PBHG Fund paid a management fee of 1.00% of average daily net assets.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Multi-Cap Value through December 7, 2004, in order to limit total expenses to 1.50% of the average daily net assets of any class of fund shares, excluding any 12b-1 fees applicable to Class A, B and C shares. The Adviser may also agree to reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion. Prior to the Reorganization, the PBHG Fund had an expense limitation of 1.25% of average daily net assets through September 25, 2002 and 1.50% of average daily net assets after September 25, 2002.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with NWQ Investment Management Company, LLC ("NWQ"), a wholly owned subsidiary of Nuveen Investments, Inc., under which NWQ manages the investment portfolio of Multi-Cap Value, NWQ is compensated for its services from the management fee paid to the Adviser.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

During the fiscal year ended March 31, 2003, Nuveen Investments, LLC (the "Distributor") (formerly, Nuveen Investments), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

--------------------------------------------------------------------------------

                 Sales charges collected (unaudited)    $11,792
                 Paid to authorized dealers (unaudited)  10,310
                 ----------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

At March 31, 2003, the Adviser owned 84 shares of each of Multi-Cap Value's Class A, B, C and R shares.


----
14

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                  Investment Operations        Less Distributions
                                               ---------------------------  ------------------------


MULTI-CAP VALUE



                                                               Net
                                                         Realized/
                                                   Net  Unrealized
                                     Beginning Invest-     Invest-              Net                   Ending
                                           Net    ment        ment          Invest-                      Net
Year Ended                               Asset  Income        Gain             ment  Capital           Asset     Total
March 31,                                Value  (Loss)      (Loss)    Total  Income    Gains    Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 2003(d)                                $11.86   $  --      $ (.27) $ (.27)   $(.05)  $   --  $ (.05) $11.54     (2.26)%
Class B (12/02)
 2003(d)                                 11.86    (.04)       (.24)   (.28)      --       --      --   11.58     (2.36)
Class C (12/02)
 2003(d)                                 11.86    (.02)       (.26)   (.28)      --       --      --   11.58     (2.36)
Class R (11/97)
 2003(e)                                 13.92     .08       (2.38)  (2.30)    (.11)      --    (.11)  11.51    (16.52)
 2002(f)                                 11.73     .05        2.20    2.25     (.06)      --    (.06)  13.92     19.20
 2001(g)                                 13.28     .08         .09     .17     (.06)   (1.66)  (1.72)  11.73      1.23
 2000(g)                                 11.84     .07        1.55    1.62     (.07)    (.11)   (.18)  13.28     13.80
 1999(g)                                 10.01     .03        1.88    1.91     (.03)    (.05)   (.08)  11.84     19.33
 1998(g)(h)                              10.00     .02        (.01)    .01       --       --      --   10.01       .10
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                   Ratios/Supplemental Data
                                     -----------------------------------------------------------------------------------
                                                Before Credit/             After             After Credit/
                                                 Reimbursement       Reimbursement(b)      Reimbursement(c)
MULTI-CAP VALUE                              ------------------    ------------------    ------------------
                                                           Ratio                 Ratio                 Ratio
                                                          of Net                of Net                of Net
                                                         Invest-               Invest-               Invest-
                                                            ment                  ment                  ment
                                             Ratio of     Income   Ratio of     Income   Ratio of     Income
                                             Expenses     (Loss)   Expenses     (Loss)   Expenses     (Loss)
                                      Ending       to         to         to         to         to         to
                                         Net  Average    Average    Average    Average    Average    Average   Portfolio
Year Ended                            Assets      Net        Net        Net        Net        Net        Net    Turnover
March 31,                              (000)   Assets     Assets     Assets     Assets     Assets     Assets        Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 2003(d)                             $   294     1.78%*    (.07)%*     1.75%*    (.04)%*     1.75%*    (.04)%*        52%
Class B (12/02)
 2003(d)                                  20     3.29*    (1.95)*      2.50*    (1.16)*      2.50*    (1.16)*         52
Class C (12/02)
 2003(d)                                   2     2.50*     (.62)*      2.50*     (.62)*      2.50*     (.62)*         52
Class R (11/97)
 2003(e)                              21,795     1.61       .37        1.36       .62        1.36       .62           52
 2002(f)                              25,505     2.21*     (.10)*      1.25*      .86*       1.25*      .86*          14
 2001(g)                              16,996     1.54       .25        1.25       .54        1.25       .54           66
 2000(g)                              29,547     1.66       .09        1.15       .60        1.15       .60           49
 1999(g)                              16,406     1.70      (.22)       1.22       .26        1.22       .26           26
 1998(g)(h)                           14,167     1.98*     (.41)*      1.16*      .42*       1.16*      .42*          23
-------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 9, 2002 (commencement of class operations) through March 31, 2003.
(e) Information represents the performance history of the PBHG Special Equity Fund prior to the Reorganization and the performance history of the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
(f) For the period November 1, 2001 through March 31, 2002. Information represents the performance history of the PBHG Special Equity Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
(g) For the year or period ended October 31. Information represents the performance history of the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.).
(h) The NWQ Special Equity Portfolio commenced performance history on November 4, 1997.



                                See accompanying notes to financial statements.

----
15

Report of Independent Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Multi-Cap Value Fund (a series of the Nuveen Investment Trust, hereafter referred to as the "Fund") at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
May 21, 2003


----
16

                                     Notes

--------------------------------------------------------------------------------
17

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between Nuveen Advisory and the Fund, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Fund        Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1996     Chairman and Director (since 1996) of Nuveen       142
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
James E. Bacon***           Trustee             1996     Treasurer, Cathedral of St. John the Devine         20
2/27/31                                                  (New York City) (since 1997); formerly,
333 W. Wacker Drive                                      Director of Lone Star Industries, Inc., a
Chicago, IL 60606                                        manufacturer of cement, concrete and
                                                         construction products (1992-1999);
                                                         previously, Director and Executive Vice
                                                         President of U.S. Trust Corporation and
                                                         Trustee of United States Trust Company of
                                                         New York.


--------------------------------------------------------------------------------------------------------------------
William E. Bennett          Trustee             2001     Private Investor; previously, President and         20
10/16/46                                                 Chief Executive Officer, Draper & Kramer,
333 W. Wacker Drive                                      Inc., a private company that handles
Chicago, IL 60606                                        mortgage banking, real estate development,
                                                         pension advisory and real estate management
                                                         (1995-1998).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a           20
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; Director, Federal Reserve Bank of
                                                         Chicago; formerly, President and Chief
                                                         Operating Officer, SCI Financial Group,
                                                         Inc., a regional financial services firm.


--------------------------------------------------------------------------------------------------------------------
William L. Kissick          Trustee             1996     Professor Emeritus, School of Medicine and          20
7/29/32                                                  the Wharton School of Management and former
333 W. Wacker Drive                                      Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                        Economics, University of Pennsylvania;
                                                         Adjunct Professor, Health Policy and
                                                         Management, Yale University.


--------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand        Trustee             1996     Retired; previously, Vice President in              20
11/11/31                                                 charge of Municipal Underwriting and Dealer
333 W. Wacker Drive                                      Sales at The Northern Trust Company.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington        Trustee             1996     President (since 1993) of Catalyst (a               20
2/24/32                                                  not-for-profit organization focusing on
333 W. Wacker Drive                                      women's leadership development in business
Chicago, IL 60606                                        and the professions).

----
18

--------------------------------------------------------------------------------

                                                                                                      Number of
                                                                                                    Portfolios in
Name,                 Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate             Held with           Elected or  Including other Directorships                  Overseen by
and Address           the Fund           Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-----------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Chief                  1996     Managing Director (since 2002), Assistant          142
9/9/56                Administrative                  Secretary and Associate General Counsel,
333 W. Wacker Drive   Officer                         formerly, Vice President and Assistant
Chicago, IL 60606                                     General Counsel of Nuveen Investments, LLC;
                                                      Managing Director (since 2002), General
                                                      Counsel and Assistant Secretary, formerly,
                                                      Vice President of Nuveen Advisory Corp. and
                                                      Nuveen Institutional Advisory Corp.;
                                                      Managing Director (since 2002), Assistant
                                                      Secretary and Associate General Counsel,
                                                      formerly, Vice President (since 2000), of
                                                      Nuveen Asset Management, Inc.; Assistant
                                                      Secretary of Nuveen Investments, Inc. (since
                                                      1994); Assistant Secretary of NWQ Investment
                                                      Management Company, LLC (since 2002); Vice
                                                      President and Assistant Secretary of Nuveen
                                                      Investments Advisers Inc. (since 2002);
                                                      Managing Director, Associate General Counsel
                                                      and Assistant Secretary of Rittenhouse Asset
                                                      Management, Inc. (since May 2003); Chartered
                                                      Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President and     2000     Vice President (since 2002), formerly,             142
2/3/66                Assistant                       Assistant Vice President (since 2000),
333 W. Wacker Drive   Secretary                       previously, Associate of Nuveen Investments,
Chicago, IL 60606                                     LLC.


-----------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         1999     Vice President (since 2002), formerly,             135
11/10/66                                              Assistant Vice President (since 1997), of
333 W. Wacker Drive                                   Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                     portfolio manager of Flagship Financial
                                                      Inc.; Chartered Financial Analyst and
                                                      Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999     Vice President of Nuveen Investments, LLC          142
11/28/67              Treasurer                       (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                   President (since 1997); Vice President and
Chicago, IL 60606                                     Treasurer of Nuveen Investments, Inc. (since
                                                      1999); Vice President and Treasurer of
                                                      Nuveen Advisory Corp. and Nuveen
                                                      Institutional Advisory Corp (since 1999);
                                                      Vice President and Treasurer of Nuveen Asset
                                                      Management, Inc. (since 2002) and of Nuveen
                                                      Investments Advisers Inc. (since 2002);
                                                      Assistant Treasurer of NWQ Investment
                                                      Management Company, LLC (since 2002);
                                                      Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001     Vice President of Nuveen Advisory Corp.            142
9/8/54                                                (since 2001); previously, Vice President of
333 W. Wacker Drive                                   Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                     1998); Vice President of Nuveen
                                                      Institutional Advisory Corp. (since 2002);
                                                      prior thereto, Assistant Vice President of
                                                      Van Kampen Investment Advisory Corp. (since
                                                      1994).


-----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President and     2000     Vice President (since 2002) and Assistant          142
9/24/64               Secretary                       General Counsel (since 1998); formerly,
333 W. Wacker Drive                                   Assistant Vice President (since 1998) of
Chicago, IL 60606                                     Nuveen Investments, LLC; Vice President
                                                      (since 2002) and Assistant Secretary (since
                                                      1998), formerly Assistant Vice President of
                                                      Nuveen Advisory Corp. and Nuveen
                                                      Institutional Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998     Vice President of Nuveen Investments, LLC;         142
10/24/45                                              Vice President (since 1998) of Nuveen
333 W. Wacker Drive                                   Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                     Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1995     Managing Director (since 2002) of Nuveen           142
3/2/64                                                Investments, LLC; Managing Director (since
333 W. Wacker Drive                                   2001), formerly Vice President of Nuveen
Chicago, IL 60606                                     Advisory Corp. and Nuveen Institutional
                                                      Advisory Corp. (since 1995); Managing
                                                      Director of Nuveen Asset Management, Inc.
                                                      (since 2001); Vice President of Nuveen
                                                      Investment Advisers Inc. (since 2002);
                                                      Chartered Financial Analyst.

----
19

================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in
Name,                   Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate               Held with           Elected or  Including other Directorships                  Overseen by
and Address             the Fund           Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------
Stephen D. Foy          Vice President and     1998     Vice President (since 1993) and Funds              142
5/31/54                 Controller                      Controller (since 1998) of Nuveen
333 W. Wacker Drive                                     Investments, LLC and Vice President and
Chicago, IL 60606                                       Funds Controller (since 1998) of Nuveen
                                                        Investments, Inc.; Certified Public
                                                        Accountant.


-------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell       Vice President         1996     Vice President of Nuveen Advisory Corp.;           135
7/5/55                                                  Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Richard A. Huber        Vice President         1997     Vice President of Nuveen Institutional             135
3/26/63                                                 Advisory Corp. (since 1998) and Nuveen
333 W. Wacker Drive                                     Advisory Corp. (since 1997); prior
Chicago, IL 60606                                       thereto, Vice President and Portfolio
                                                        Manager of Flagship Financial, Inc.


-------------------------------------------------------------------------------------------------------------------
Steven J. Krupa         Vice President         1996     Vice President of Nuveen Advisory Corp.            135
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000     Vice President (since 2000) of Nuveen              142
3/22/63                                                 Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                     President (since 1999); prior thereto,
Chicago, IL 60606                                       Associate of Nuveen Investments, LLC;
                                                        Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002     Vice President (since 1999), previously,           142
8/27/61                                                 Assistant Vice President (since 1993) of
333 W. Wacker Drive                                     Nuveen Investments, LLC.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1996     Vice President, Assistant Secretary and            142
7/27/51                 Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments, LLC; Vice President and
Chicago, IL 60606                                       Assistant Secretary of Nuveen Advisory Corp.
                                                        and Nuveen Institutional Advisory Corp.;
                                                        Assistant Secretary of Nuveen Investments,
                                                        Inc. and (since 1997) Nuveen Asset
                                                        Management, Inc.; Vice President (since
                                                        2000), Assistant Secretary and Assistant
                                                        General Counsel (since 1998) of Rittenhouse
                                                        Asset Management, Inc.; Vice President and
                                                        Assistant Secretary of Nuveen Investments
                                                        Advisers Inc. (since 2002); Assistant
                                                        Secretary of NWQ Investment Management
                                                        Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1996     Managing Director (since 2002) of Nuveen           142
7/7/65                                                  Investments, LLC; Managing Director (since
333 W. Wacker Drive                                     1997), formerly Vice President (since 1996)
Chicago, IL 60606                                       of Nuveen Advisory Corp. and Nuveen
                                                        Institutional Advisory Corp.; Managing
                                                        Director of Nuveen Asset Management, Inc.
                                                        (since 1999). Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         1999     Vice President (since 2002), formerly,             135
9/4/60                                                  Assistant Vice President (since 1998), of
333 W. Wacker Drive                                     Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                       portfolio manager.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1996     Vice President of Nuveen Advisory Corp. and        135
7/31/51                                                 Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606

*** Mr. Bacon is expected to retire from his position as a trustee of the
    Nuveen Funds on July 1, 2003 pursuant to the Funds' retirement policy.
(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of Nuveen Institutional Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected.
(3)Officers serve one year terms through July of each year.

----
20

Fund Information
================================================================================

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Sub-Adviser
NWQ Investment Management Company, LLC
2049 Century Park East
Los Angeles, CA 90067

Legal Counsel
Chapman & Cutler
Chicago, IL

Independent Accountants
PricewaterhouseCoopers LLP
Chicago, IL

Custodian
State Street Bank & Trust
Boston, MA

Transfer Agent and
Shareholder Services
Boston Financial Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.

Beta: Beta is a measure of a equity's or a fund's sensitivity to underlying market movements. The higher the beta, the more volatile the equity or fund can be expected to be in relation to the market. The beta of the comparative underlying market is 1.00 by definition, so that a beta of 1.20 means that the fund has performed 20% better than its benchmark in up markets and 20% worse in down markets, assuming all other factors remain constant.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

___
21

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

As a premier asset management firm, managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.

Distributed by

Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 www.nuveen.com